UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 13, 2004

TENNANT COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	1-16191	41-0572550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Lilac Drive, P.O. Box 1452 Minneapolis, Minnesota		55440
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (763) 540-1200

Item 5.             Other Events.

On January 13, 2004, Tennant Company issued the press release that is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.             Financial Statements and Exhibits.

(c)                            Exhibits

99                              Press Release dated January 13, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TENNANT COMPANY

Date: January 13, 2004	/s/	Eric A. Blanchard
Eric A. Blanchard
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99	Press Release dated January 13, 2004	Filed Electronically